Income Taxes	6 Months Ended	12 Months Ended
	Jul. 31, 2021	Jan. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
10. Income Taxes
For the six months ended July 31, 2021, the income tax expense from continuing operations was approximately $52,000 on a pre-tax
net loss from continuing operations of $6.4 million. For the six months ended July 31, 2020, the benefit for income taxes from continuing operations was approximately $188,000 on a pre-tax
net loss from continuing operations of $8.5 million. The variance between our actual provision and the expected provision based on the U.S. statutory rate is due primarily to recording valuation allowances against the increase in our deferred tax assets in the respective periods, permanent differences between book income and taxable income, and the effect of foreign withholding taxes.
The Company files U.S. federal and state income tax returns as well as separate returns for its foreign subsidiaries within their local jurisdictions. The Company’s U.S. federal tax returns are subject to examination by the Internal Revenue Service for fiscal years ended January 31, 2018 through 2021. The Company’s tax returns may also be subject to examination by state and local tax authorities for fiscal years ended January 31, 2016 through 2021. In addition, the Company’s tax returns filed in foreign jurisdictions are generally subject to examination for the fiscal years ended January 31, 2016 through 2021.
The Company has determined that the undistributed earnings of foreign subsidiaries are not deemed to be indefinitely reinvested outside of the United States as of July 31, 2021. Furthermore, the Company has concluded that any deferred taxes with respect to the undistributed foreign earnings would be immaterial. Therefore, the Company has not recorded a deferred tax liability associated with the undistributed foreign earnings as of July 31, 2021.
For the six months ended July 31, 2021 and 2020, the Company did not recognize any tax expense or benefit related to uncertain tax positions.

16. Income Taxes

	Year Ended January 31,
	2021	2020

	(in thousands)
(Loss) income from continuing operations before income taxes is attributable to the following jurisdictions:

Domestic	$(8,851)	$(7,550)
Foreign	(4,615)	1,360

Total	$(13,466)	$(6,190)

The components of income tax expense (benefit) for continuing operations were as follows:
Current:
Domestic	$22	$27
Foreign	515	58

	537	85
Deferred:
Domestic	—	—
Foreign	(1)	268

	(1)	268

Income tax expense	$536	$353

The following is a reconciliation of expected to actual income tax expense (benefit) for continuing o perations:

	Year Ended January 31,
	2021	2020

	(in thousands)
Federal income tax at 21%	$(2,828)	$(1,300)
Changes in tax rates	(50)	50
Permanent differences	413	52
Foreign effective tax rate differential	66	(80)
Foreign withholding taxes, including penalties and interest	29	34
Tax effect of book loss on disposition of subsidiaries	—	79
Valuation allowance on deferred tax assets	2,682	1,205
Excess tax deficiency for share-based payments under ASU 2016-09	66	284
Other	158	29

	$536	$353

The components of the Company’s deferred taxes for continuing operations consisted of the following:

	As of January 31,
	2021	2020

	(in thousands)
Deferred tax assets:
Net operating losses	$17,177	$13,716
Tax credit carry forwards	139	117
Stock option book expense	718	650
Allowance for doubtful accounts	—	229
Inventory	565	525
Accruals not yet deductible for tax purposes	281	357
Fixed assets	232	105
Intangible assets	445	337
Other	599	561

Gross deferred tax assets	20,156	16,597
Valuation allowance	(20,156)	(16,597)

Deferred tax assets	—	—
Deferred tax liabilities:
Other	(198)	(200)

Deferred tax liabilities	(198)	(200)
Unrecognized tax benefits	—	—

Total deferred tax (liabilities) assets, net	(198)	$(200)

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the global pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company does not believe the CARES Act will have a material impact on the Company’s future income tax expense or the related tax assets and liabilities.
The Company has determined that, due to the potential requirement for additional investment and working capital to achieve its objectives, the undistributed earnings of foreign subsidiaries as of January 31, 2021, are not deemed indefinitely reinvested outside of the United States. Furthermore, the Company has concluded that any deferred taxes with respect to the undistributed foreign earnings would be immaterial, particularly in light of the one-time
repatriation of foreign earnings imposed by the TCJA and recorded in fiscal 2019. Therefore, the Company has not recorded a deferred tax liability associated with the undistributed foreign earnings as of January 31, 2021.
Included in deferred tax assets is approximately $700,000 related to stock-based compensation, including non-qualified
stock options. A significant number of stock options expired during fiscal 2021 because the market price of the Company’s common stock remained below the exercise price of these options. Recent market prices for the Company’s common stock remain below the exercise price of a number of options outstanding as of January 31, 2021. Should the market price of the Company’s common stock remain below the exercise price of the options, these stock options will expire without exercise. In accordance with the provisions of ASC
718-740-10,
a valuation allowance has not been computed based on the decline in stock price.
As of January 31, 2021, the Company has recorded valuation allowances of approximately $20.2 million related to deferred tax assets for continuing operations. These deferred tax assets relate primarily to net operating loss carryforwards in the United States and other jurisdictions. The valuation allowances were determined based on management’s judgment as to the likelihood that the deferred tax assets would not be realized. The judgment was based on an evaluation of available evidence, both positive and negative.
At January 31, 2021, the Company
had tax credit carry forwards for continuing operations of approximately $139,000, which amounts can be carried forward through at least 2026.
As of January 31, 2021, and 2020 the company had no unrecognized tax benefits attributable to uncertain tax positions.
The Company recognizes interest and penalties related to income tax matters as a component of income tax expense.
The Company files U.S. federal income tax returns as well as separate returns for its foreign subsidiaries within their local jurisdictions. The Company’s U.S. federal tax returns are subject to examination by the IRS for fiscal years ended January 31, 2017 through 2021. The Company’s tax returns may also be subject to examination by state and local revenue authorities for fiscal years ended January 31, 2015 through 2021. The Company’s Singapore income tax returns are subject to examination by the Singapore tax authorities for fiscal years ended January 31, 2015 through 2021. The Company’s tax returns in other foreign jurisdictions are generally subject to examination for the fiscal years ended January 31, 2015 through January 31, 2021.